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                                                                    EXHIBIT 99.1


                      PACIFIC AEROSPACE & ELECTRONICS, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), I, Donald A. Wright, Chief Executive Officer of Pacific Aerospace & Electronics, Inc. (the "Company") hereby certify as follows:

     To my knowledge:

            (A) The Company's annual report on Form 10-K for the fiscal year ended May 31, 2002 accompanying this Certification, filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

            (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is being provided solely to comply with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the accompanying Report, including for purposes of Section 18 of the Exchange Act, or as a separate disclosure document.

Dated:  September 10, 2002






                                       /s/Donald A. Wright
                                       -----------------------------------------
                                       Donald A. Wright
                                       Chief Executive Officer